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                                                                    EXHIBIT 10.2

                           THIS LEASE is made the 31st day of October
                  One Thousand Nine Hundred and Ninety Seven (1997) Between G.T.W. INTERNATIONAL PTE LTD, a company incorporated in the Republic of Singapore and having its registered office address at 11 Tai Seng Drive, #01-00 GTW Building, Singapore 535226 (hereinafter called "the Landlord" which expression shall where the context so admits include their successors and assigns) of the one part And DAISYTEK ASIA PTE LTD a company incorporated in the Republic of Singapore and having its registered office at 21 Collyer Quay, #17-03 Hongkong Bank Building, Singapore 049320 (hereinafter called "the Tenant") of the other part.

                    NOW THIS LEASE WITNESSETH as follows :-

Demise In consideration of the rent, service charge, deposit, and Tenant's covenants hereinafter reserved and contained, the Landlord hereby lets unto the Tenant ALL the premises known as #04-01 GTW BUILDING, NO. 11 TAI SENG DRIVE, SINGAPORE more particularly described in the First Schedule hereto (hereinafter called "the Demised Premises") TO HOLD the Demised Premises unto the Tenant from the expiry of the Rent free period for a term of twenty-four (24) months commencing from the 1st January 1998 YIELDING AND PAYING THEREFOR unto the Landlord during the said term:-

Rent 1. The monthly rent of Dollars Twenty-Three Thousand Eight Hundred Only (S$23,800.00) and a further monthly sum of Dollars Eight Thousand and Five Hundred ($8,500.00) at the current sum of Fifty Cents ($0.50) per square foot by way of service/maintenance charges (subject to revision as hereinafter provided) (hereinafter collectively called the "rent") in respect of


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                  the Demised Premises to be made on or before the signing of this Agreement and subsequent payments to be made on the 15th day of every succeeding calendar month, clear of all deductions.

Rent free         The Rent free period of one and a half months for fitting out
period            shall commence on 1st November 1997 and end on 15th December
                  1997 or upon Jurong Town Corporation's written approval, whichever is later and after the Tenant has executed the Lease and paid one month advance rental including deposit as stated in Clause 2(1).

Tenant's          2.  The Tenant hereby covenants with the Landlord as follows:-
Covenants

Deposit           (1) To furnish to the Landlord on or before the signing of this Lease a Bank Guarantee for the sum of Dollars Ninety-Six Thousand and Nine Hundred ($96,900.00) equivalent to three (3) months' rent by way of deposit as security for the due observance and performance by the Tenant of all and singular the several covenants, conditions stipulations and agreements on the part of the Tenant herein contained which deposit shall not be deemed to be or treated as payment of rent or service/maintenance charge. The Tenant shall replace the aforesaid Bank Guarantee by cash payment by the first week of January 1998.

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Rent              (2) To pay the rent hereby served on the days and in the
                      manner aforesaid without any deduction or demand whatsoever.

PUB               (3) To pay  or  reimburse  the  Landlord  for  all charges charges including any taxes now or in the future imposed in respect of water, gas, electricity, and any other services supplied to the Demised Premises which shall be consumed by the Tenant and charged by the Power Supply Ltd or other appropriate authority or undertaking to the Tenant in respect of the Demised Premises.

Increase in       (4) Notwithstanding Clause 1 hereof (insofar as it relates to
Service Charge        service charges) in the event the service/maintenance
                      charges payable in respect of the Demised Premises shall be increased beyond the current sum of Fifty Cents ($0.50) per square foot, the Tenant hereby agree and confirm that the Tenant shall bear the whole amount of such increase or increases which shall be due and payable together with the monthly rent hereby reserved on the 1st day of every month and the Landlord shall notify the Tenant of such increase or increases as soon as reasonably practical.

Cleaning          (5) At its own costs and expense to enter into a contract of
Contractor            service with a cleaning contractor for the purpose of
                      cleaning and keeping the premises in good and tidy order and condition.


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Telephone         (6) To install at its own cost and expense all telephones and
and                   teleprinters (as the Tenant may require) in such a manner
teleprinter           as shall be approved by the Landlord and all such works
installation          shall be carried out by workmen of or engaged by the
                      Telecommunication Authority of Singapore or such other appropriate authority, or in the absence of such workmen, by a contractor nominated or approved by the Landlord.

Telephone         (7) That before the Tenant applies to the Telecommunication
   and                Authority of Singapore or other appropriate authority for
teleprinters          the installation of telephone and/or teleprinters it shall submit for the approval of the Landlord or its engineer a plan showing where the telephones and/or teleprinters are to be installed and if any extra underfloor trunking and/ or accessories are required by the Tenant other than that provided by the Landlord, the Landlord shall install such underfloor trunking and/or accessories and the Tenant shall bear the reasonable costs of such installation. No wires shall be installed within the ducts intended for the carriage of telephone wires other than those installed by the Telecommunication Authority of Singapore or other appropriate authority.


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Internal          (8) To carry out within the Demised Premises at its own cost
fitting               and expense all or any of the following works as the
and works             Tenant may consider necessary:-


                  (a) partitioning within the Demised Premises;

                  (b) installation of all necessary electrical wiring,
                      conduits, etc. for additional power points, light fittings and all other ceiling fixtures and fittings apart from those standard fixtures and fittings supplied and installed by the Landlord ;

                  (c) all mechanical works of any kind whatsoever;

                  (d) provision of carpets, tiles (vinyl or otherwise) and
                      other floor covering or finishes of whatever kind ;

                  (e) where water or gas is to be supplied to the Demised
                      Premises, installation of water and other pipes, apparatus, fittings, fixtures and all necessary plumbing ; and

                  (f) all alteration works relating to the existing ceiling
                      fixtures and fittings for lighting, air-conditioning and fire protection devises originally supplied and installed by the Landlord.

Installation      (9) To use for carrying out the above installations,
and                   partitioning and other works materials of such standard as
partitions            to type, quality, colour and size as the Landlord, its


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                      architects or engineers  shall approve and to cause such
                      installations, partitioning and other works to be carried out in the Demised Premises in accordance with plans and specifications that shall have received the prior written approval of the Landlord, its architects or engineers, such approval not to be unreasonably withheld or delayed and the relevant governmental and/or statutory authorities. Such installation, partitioning and other works shall only be effected:-

                  (a) in the case of any electrical, plumbing or
                      air-conditioning works or installations (including installations of wiring, conduits, ducts, vents, pipes, appliances, apparatus, fixtures and fittings) by a nominated contractor of the Landlord appointed by the Tenant.

                      (b) in all other cases by a contractor appointed by the
                          Tenant and approved by the Landlord, such approval not to be unreasonably withheld or delayed and in accordance with approved plans and specifications and under the supervision of an architect or engineer appointed by the Landlord and the completion thereof shall be subject to approval by the Landlord, its architects of engineers, such approval not to be unreasonably withheld or delayed. The Tenant shall


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                          not make any additions, alterations, or renovations to
                          the said installations, partitions and other works except with the prior approval in writing of the Landlord, such approval not to be unreasonably withheld or delayed. The reasonable fees of any architect, engineer or other consultant employed by the Landlord for the purpose of considering, approving and supervising the plans, specifications, materials and all works carried out by the Tenant and all other costs, charges and expenses incurred by the Landlord in connection therewith shall be borne by the Tenant and paid by the Tenant to the Landlord on demand. No delay not exceeding an aggregate period of three (3) months in carrying out and completing all or any of the installations, partitioning and other works (including installation of the telephones and teleprinters) in or at the Demised Premises, whether caused by any governmental and/or statutory authorities or otherwise, shall be a ground for postponing the commencement of the term hereby created or relieve in any way the Tenant from the performance and observance of the covenants, conditions, stipulations or agreements herein contained and on its part to be performed and observed.

Alterations       (10)    Not to make or permit to be made any alterations in or
and additions             additions  to the  Demised  Premises or any part


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                          thereof or to the Landlord's fixtures, fittings and
                          decorations therein without having first obtained the written consent of the Landlord and upon such conditions as the Landlord may reasonably impose. In the event of such consent being given, to carry out at the Tenant's own expense such alterations or additions with such materials in such manner and at such times as shall be designated by the Landlord. Upon the determination of the term hereby created if requested by the Landlord, the Tenant shall restore the Demised Premises as near to their original state and condition as possible (fair wear and tear and damage due to causes beyond the Tenant's control excepted).

Tenantable        (11)    To keep the interior finishes of the Demised Premises
repair                    including the flooring and interior plaster or other
                          surface materials or rendering on walls and ceilings and the Landlord's fixtures therein including doors, windows, glass, locks, fastenings, electric wires and installation and fittings for light and power in a clean and good state of tenantable repair and condition (fair wear and tear and damage due to causes beyond the Tenant's control excepted) and to make good to the satisfaction of the Landlord any damage or breakage caused to any part of the Demised


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                          Premises or to the Landlord's fixtures and fittings
                          therein by the bringing in or removal of the Tenant's goods or effects or resulting from any neglect or malicious act or default of the Tenant its employees or invitees.

Notice            (12)    To give immediate notice to the Landlord of any damage
of damage                 as may be visible to the Tenant on inspection that may
                          occur to the Demised Premises and of any incident to or defects in the water pipes, gas pipes, electrical wiring, air-conditioning ducts or any other fittings, fixtures or other facility provided by the Landlord.

                  (13) To replace all electric light bulbs, tubes and globes in the Demised Premises which may become damaged or broken or fail to light.

                  (14) To keep all doors and other means of access to the Demised Premises securely fastened on all occasions when the Demised Premises are left unoccupied.

Access to         (15)    Save in cases where time does not permit, upon the
premises                  Landlord giving not less than two (2) days' notice in
                          writing, to permit the Landlord and its duly authorised agents with or without workmen and others with or without appliances at all reasonable times to enter upon the Demised Premises to examine the state and condition thereof and to do such works and things as may be

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                          required for any repairs, alterations or improvements
                          to the Demised Premises and forthwith to repair and mend in a proper and workmanlike manner any defects for which the Tenant is liable and of which written notice shall have been given to the Tenant or left on the Demised Premises and to pay the Landlord's reasonable costs of survey or otherwise in respect of the preparation of any such notice. If the Tenant shall not within fourteen (14) days after the receipt of such notice proceed diligently with the execution of such repairs or works, then the Landlord may enter upon the Demised Premises an execute such repairs or works and the costs thereof shall be a debt due from the Tenant to the Landlord and recoverable forthwith as such.

Use of            (16)    At all times to use and occupy the Premises strictly
Demised                   for light industrial use and no other purpose.
premises


Dangerous         (17)    Not to store or bring upon the Demised Premises or any
goods and                 part thereof arms, ammunition, unlawful goods, gun-
unlawful                  powder, salt-petre, chemicals, petrol, kerosene, gas
storage                   or any goods or things which may be in the opinion of
                          the Landlord of an obnoxious, dangerous or hazardous nature or any explosive or combustible substance and not to place or leave in the Estate any boxes or rubbish or


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                          otherwise encumber the same PROVIDED ALWAYS that if
                          combustible or inflammable materials are stored in the Demised Premises or any part thereof with the consent in writing of the Landlord any increase in the premium of fire or other insurance as may have been taken out by the Landlord shall be borne by the Tenant.

Nuisance          (18)    Not to use the Demised Premises or any part for any
                          unlawful or immoral purpose and not to do or permit to be done any act or thing which may be or become a nuisance or to give cause for reasonable complaint from the occupants of adjoining premises or other parts of the Estate.

Other             (19)    Not to use the Demised Premises or any part thereof
non-                      or permit the same to be used as a laboratory or as a
permitted                 workshop, not to permit or suffer anyone to sleep or
uses and                  reside therein, and to ensure that all the doors of
security                  the Demised Premises are securely fastened and locked
                          at all times when the Demised Premises are not occupied or remain unattended.

Auction           (20)    Not to permit or carry on any auction sale on the
sale                      Demised Premises.

Signs             (21)    Not to affix, paint or otherwise exhibit or permit to
                          be affixed, painted or otherwise exhibited or to upon any part of or on the exterior of the Demised
                          Premises or on the


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                          windows and doors thereof without the prior written
                          consent of the Landlord (whose consent shall not be unreasonably withheld or delayed) any signboard, announcement, placard, poster, advertisement, nameplate, flag, flagstaff, or any other notices whatsoever.

Exterior          (22)    To ensure that the decor and design of the exterior
decor and                 of the Demised Premises are in accordance with plans
design                    and specifications previously submitted and promptly
                          approved by the Landlord, and not to make any changes to such external parts without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed.

Sub-letting       (23)    Not to assign, underlet or otherwise part with the
and                       actual or legal possession or the use of the Demised
assignment                Premises or any part thereof for any term whatsoever
                          without the previous consent in writing of the Landlord, such consent not to be unreasonably withheld or delayed and to ensure that every assignment or underlease or sharing will include in similar form all the covenants, conditions, stipulations or agreements herein contained and on the Tenant's part to be performed and observed.

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Avoidance         (24)    Not to do or permit or suffer to be done anything
of policy                 whereby the policy or policies of insurance on the
and additional            Demised Premises against premium loss or damage
                          by fire or other risks for the time being subsisting may become void or voidable or whereby the rate of premium thereof may be increased and to make good all damage suffered by the Landlord and to repay to the Landlord all sums paid by the Landlord by way of increased premiums and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant. For the purposes aforesaid, the Landlord shall acquaint the Tenant with the terms, conditions and covenants of such policy or policies of Insurance effected by the Landlord on the Demised Premises.


Excess            (25)    Not to load or permit or suffer to be loaded on any
Load                      part of the floors of the Demised Premises to a
                          weight greater than the weight applicable to the Demised Premises as is specified in the Second
                          Schedule hereto and shall when required by the Landlord distribute any load or any part of the floor of the Demised Premises in accordance with the directions and requirements of the Landlord and in the interpretation and application of the provisions of this clause the decision of the surveyor architect or engineer of the Landlord shall be final and binding on the Tenant.


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Indemnity         (26)    That the Tenant shall indemnify and keep indemnified
                          the Landlord from and against:-

                          (a) all claims, demands, writs, summons,actions,
                              suits, proceedings, judgments, orders, decrees, damages, costs, losses and expenses of any nature whatsoever which the Landlord may suffer or incur in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Demised Premises caused directly or indirectly by the negligence or wilful default of the Tenant or by any of the Tenant's employees, independent contractors, agents, invitees or licensees; and

                          (b) all loss and damage to the Demised Premises, the
                              Estate and to all property therein caused directly or indirectly by the negligence or wilful default of the Tenant or the Tenant's employees, independent contractors, agents, invitees or licensee and in particular but without limiting the generality of the foregoing, caused directly or indirectly by the negligent use or misuse, waste or abuse of water, gas or electricity or faulty fittings or fixtures of the Tenant.


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Tenant's          (27)    At all times during the term hereby created and during
insurance                 any period of holding over to keep current:-

                          (a) an adequate public liability insurance policy in
                              respect of the Demised Premises ;

                          (b) an adequate insurance policy which shall be taken
                              out with an insurance company as aforesaid on internal partitions and all goods belonging to or held in trust by the Tenant in the Demised Premises against loss or damage by fire.

                          and to produce to the Landlord on demand the policies referred to above as well as the receipts for payment of premium in respect thereof.

Compliance        (28)    At all times during the term hereby created to comply
of statutes               with promptly and at the Tenant's expense all such
                          requirements as may be imposed on the occupier of the Demised Premises by any statute now or hereafter in force and any orders, rules, regulations, requirements and notices thereunder.

Information       (29)    Should the Tenant receive any notice from Government
to Landlord               statutory, public or local authority in respect of the
                          Demised Premises to give notice thereof forthwith in writing to the Landlord.


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Rules and         (30)    To observe and perform and to cause all its employees,
regulations               independent contractors, agents, invitees and
of Landlord               licensees to observe and perform all the rules and
                          regulations made by the Management Corporation of the Estate or its authorised agents and notified to the Tenant.

Yield up          (31)    At the expiration or sooner determination of the term
Demised                   hereby stated to yield up the Demised Premises to
                          the Landlord with the fixtures therein (other than trade fixtures) belonging to the Tenant), unless required by the Landlord to be removed, in good and tenantable repair and condition (fair wear and tear and damage due to causes beyond the Tenant's control excepted) together with the keys to the Demised
                          Premises and all doors therein, and if required by the Landlord to remove from the Demised Premises all letterings, internal partitions, fixtures and installations of the Tenant or those which are specified by the Landlord, and to reinstate all air-conditioning installations or other electrical installations to their original state to the reasonable satisfaction of the Landlord, its architect, engineer or consultant. Such removal and/or reinstatement shall be carried out :-

                          (a) in the case of any electrical, plumbing or air-conditioning works or installations (as described in sub-clause (9) of this clause), by a nominated contractor of the Landlord appointed by the Tenant ;


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                          (b)  and in all other cases, by a contractor appointed
                               by the Tenant and approved by the Landlord (such approval not to be unreasonably withheld or delayed) ;

                          under the supervision of the Landlord's architect, engineer or consultant and the Tenant shall pay all reasonable fees and expenses of such architect, engineer or consultant. All damage done to the Demised Premises by such removal shall be made good by the Tenant on or prior to the expiration of the term hereby created and if the Tenant fails to do so the Landlord may make good all such damage and the costs incurred thereby shall be paid by the Tenant to the Landlord within seven (7) days of the Landlord notifying the Tenant of the amount thereof.

Reinstatement     (32)    At the expiration or sooner determination of the term
                          hereby created to reinstate the Demised Premises to its original condition fair wear and tear and damage due to causes beyond the Tenant's control excepted.

Legal costs       (33)    To pay all stamp duty and all the Landlord's legal
                          costs, charges and expenses of and incidental to the preparation completion and stamping of this Lease and or any assignment, sub-letting

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                          surrender or other termination thereof otherwise than
                          by effluxion of time and in case of default by the Tenant in performing or observing any covenants herein contained or implied the Tenant shall pay to the Landlord all legal and other costs (on an indemnity basis) charges and expenses for any such default within ten (10) days of the Landlord notifying the Tenant of the amount thereof or with any claim or legal proceedings which may be brought by the Landlord against the Tenant in connection with or arising out of this Lease.

Landlord's        3.      The Landlord hereby covenants with the Tenant as
covenants                 follows:-

                  (1) To pay all present and future rates, taxes, assessments and outgoings imposed upon or in respect of the Demised Premises or any part thereof.

Insurance         (2)     To insure and keep insured the Demised Premises
                          (excluding the fittings and fixtures installed by the Tenant) against damage by fire or such other risks as the Landlord may deem fit.

Quiet             (3)     That the Tenant paying the rent and the service
enjoyment                 charge hereby reserved and performing and observing
                          the several covenants herein contained and on its part to be performed and observed shall peaceably hold and enjoy the Demised


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                          Premises without any interruption from the Landlord
                          or any person rightfully claiming under or in trust for it.

To keep in        (4)     The Landlord shall keep the exterior and roof of the
repair                    Building and the lifts, corridors, passages,
                          staircases, and other common conveniences intended for the use of the Tenant and the Landlord's other tenants in the Building at all times in complete repair and in proper and clean condition and the stairs and passages leading to the Demised Premises well and sufficiently lighted.

Indemnity         (5)     The Landlord shall indemnify and keep indemnified the
                          Tenant from all damages to property belonging to the Tenant arising from or out of any negligence in upon or at the Demised Premises caused directly or indirectly by the Landlord and or any of the Landlord's employees, individual contractors, agents, invitees or licensees.

                  PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:-

GST               (1)     In the event that any goods and services tax
Clause                    (hereinafter referred to as "GST" which expenses shall
                          include any tax of a similar nature that may be substituted for it or levied in addition to it whatsoever is now or hereafter chargeable by law on any payment hereunder, by whatever name called, the Tenant shall pay such GST in addition


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                          to all other sums payable hereunder or relating
                          hereto as and when required to be paid, and the Tenant agrees to indemnify the Landlord against the payment if the Landlord is required by law to collect and make payment in respect of such GST.

Re-entry          (2)     If the rent and/or service charge hereby reserved or
                          any part thereof shall at any time be unpaid for fourteen (14) days after the same shall have become due (whether formally demanded or not) or if any covenant on the Tenant's part herein contained shall not be performed or observed within twenty-one (21) days of the Landlord's notice in writing to the Tenant specifying the non-performance or non-observance of such covenant or if the Tenant being a company shall go into liquidation whether voluntarily (save for the purpose of amalgamation or re-construction) or compulsorily or if a receiver shall be appointed of its undertaking, property or assets, or being an individual shall have a receiving order or an adjudicating order made against him or if the Tenant shall make any arrangement with creditors for liquidation of its debts by composition or otherwise or if any execution or attachment shall be levied upon or issued against any of the property or assets of the Tenant and shall not be paid off or discharged within fourteen (14) days thereof, then and in any one of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter


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                          upon the Demised Premises or any part thereof in the
                          name of the whole and thereupon the term hereby created shall forthwith and absolutely cease and determine but without prejudice to the right of action of the Landlord in respect of any rent and/or service charge or of any antecedent breach of the Tenant's covenants herein contained.

Interest          (3)     In addition and without prejudice to any
on arrears                other right, power or remedy of the Landlord, if
                          the rent and/or service charge hereby reserved or any part thereof shall at any time remain unpaid for fourteen (14) days after the same shall have become due (whether any formal or legal demand therefor shall have been made or not) then the Tenant shall pay to the Landlord interest thereon at three per cent (3%) above the current prime rate for advances for the time being prescribed by The Development Bank of Singapore
                          Ltd. The Landlord shall be entitled to recover such interest from the Tenant as if such interest were rent in arrears.

Untenanta-        (4)     If the Demised Premises or any part thereof
bility                    shall be damaged or destroyed by fire, act of God or
                          other cause beyond the control of the Landlord so as to render access thereto impossible, the Demised
                          Premises unfit for occupation and use (except where such damage or destruction has been caused by the act or default of the Tenant, its servant, independent contractor, agent, visitors, invitees or licensees) :-



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                          (i)  If the Demised Premises shall become totally
                               unfit for occupation and use by the Tenant or access thereto is rendered impossible then the rent and service charge payable herein shall cease to be payable during the period whilst the Demised Premises remains totally unfit for occupation or use by the Tenant or access thereto is rendered impossible; and

                          (ii) If the Demised Premises whilst not being
                               rendered unfit for occupation and use by the Tenant is nevertheless damaged to such an extent as to interfere with the Tenant's full and proper enjoyment of the said premises then the rent payable therein shall be reduced by a fair just and rateable proportion having regard to the extent of the damage and the interference and inconvenience caused to the Tenant. The question of whether the payment of the rent and service charge shall be suspended or whether only a proportion as aforesaid shall be payable and the amount of such proportion of the period during which the rent or service charge or any part thereof shall be suspended shall in the event of a failure to agree on the part of the Landlord and the Tenant be determined in accordance with the Arbitration Act (Cap. 10) or any statutory modification or re-enactment for the time being in force; and

                          PROVIDED ALWAYS that the Landlord may in its absolute discretion decide that the Demised Premises are so badly damaged that it will demolish and rebuild the Demised Premises instead of repairing the same and in any such event the Landlord may within ninety (90) days after such damage has been sustained give notice to the Tenant in writing of its decision and thereupon this Lease shall terminate and the Tenant shall, subject to the Landlord promptly refunding to it the full amount of the deposit paid under Clause 2(1) less any deductions properly made in accordance with the terms herein (if still in occupation) vacate the Demised Premises without compensation from the Landlord.

Waiver of         (5)     No condoning, excusing or overlooking by the
covenant                  Landlord of any default, breach, non-
by Landlord               observance or non-performance by the Tenant at any
                          time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach, non-observance or non-performance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default, breach, non-observance or non-performance and no waiver by the Landlord shall be inferred from or implied by anything done or admitted and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way operate as a consent only for the particular matter to which it relates and shall in no way operate as a waiver or release of any of the provisions hereof, nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in future, unless expressly so extended.

Landlord          (6)     The Landlord shall not be liable or in any
not liable for            way responsible to the Tenant or to any of damages
                          the Tenant's employees, independent contractors, agents, invitees or licensees or to any other person for any injury, loss or damage which may be suffered or sustained to any property or by any person in the Demised Premises.

Service of        (7)     Any notice required to be served, delivered
notice                    or given under this Lease by one party to the other
                          shall be in writing and shall be sufficiently  served
                          if sent by registered post to the last known  address
                          of the other party and shall be deemed to have been
                          received by the other party within twenty-four  (24)
                          hours of posting.

                  (8) Notwithstanding anything herein contained the Landlord shall not be liable to the Tenant, nor shall the Tenant have any claim against the Landlord in respect of :-

                          (a) any interruption in any of the services supplied for the use and benefit of the occupiers of the Estate and others by reason of necessary repair or maintenance of any installations or apparatus (provided that the Landlord shall make every effort to ensure that such necessary repair or maintenance does not disrupt the use of the Demised Premises during working hours) or damage thereof or destruction thereof by fire, water, riot, act of God or other cause beyond the Landlord's control or by reason of mechanical or other defects or break-down or other inclement conditions or shortage of manpower, fuel, materials, electricity or water or by reason of labour disputes ; and

                          (b) any act, omission, default, misconduct or negligence of any porter, attendant or other servant or employee, independent contractor or agent of the Landlord in or about the performance or purported performance of any duty relating to the provision of the said services or any of them.

Deposit           (9)     The deposit moneys held by the Landlord in
moneys                    terms of Clause 2(1) hereof shall be refunded to the
                          Tenant (free of interest)within fourteen (14) days of the expiry or sooner determination of the term hereby created subject to any deductions properly and reasonably made for any breach or non-observance of the covenants and conditions on the part of the Tenant to be performed and observed herein.

Notice of         (10)    During the period of eight (8) weeks before
vacancy                   the expiry of the term hereby created the Landlord
                          shall be entitled to exhibit outside the Demised
                          Premises or on the doors thereof a notice stating that the Demised Premises are to be vacant and for letting and the Tenant shall permit (subject to being given prior written notice four (4) days in advance) all prospective tenants of the Demised Premises accompanied by a representative of the Landlord free ingress to and egress from the Demised Premises for the purpose of viewing the Demised Premises.

Area              (11)    By the execution of this Lease the Tenant accepts as
                          final and correct the area of the Demised Premises as herein described in the Schedule.

                  (12) This Lease is subject to approval being given by the Jurong Town Corporation and all the relevant authorities with regard to its use and proposed renovations.

                  (13) The Tenant shall pay rental to the Landlord for the period from 16th December 1997 to 31st December 1997 amounting to $16,634.50 plus Goods and Services Tax thereon by way of a Banker's Guarantee to be given on the signing of this Agreement and which shall be substituted by cash payment by the first week of January 1998.



                  (14)    (a)  The Tenant shall not assign, sublet, grant a
                               licence or part with or share the possession or occupation of the Demised Premises or any part thereof or permit any other party or person by way of a licence or otherwise to occupy the Demised Premises or any part thereof at any time during the term hereby created.

                          (b) The Tenant shall permit Jurong Town Corporation and/or the Landlord or their respective servants or agents with or without workmen, tools and equipment during the term hereby created at all reasonable times to enter upon the Demised Premises and every part thereof to examine the state and condition of the same and of defects decays and wants of reparation and of all breaches of covenant there found.

                          (c) The Tenant shall not cause or do or suffer to be done any act or thing which may as between the Landlord and Jurong Town Corporation constitute or cause a breach by the Landlord of any of the terms, covenants, conditions or stipulations on the part of the Landlord to be observed or performed by virtue of the lease or sublease between the Landlord and Jurong Town Corporation but shall do or permit to be done any act or thing to comply with or to prevent a breach of any of such terms, covenants, conditions, or stipulations with no liability on the part of Jurong Town Corporation for any inconvenience, loss, damage, costs, expenses or compensation whatsoever in the event that Jurong Town Corporation its servants or authorised agents with or without workmen, tools and equipment should enter upon the Landlord's premises or the Demised Premises to do any act or thing which the Jurong Town Corporation is entitled to do by virtue of the said lease or sublease or of any laws, by-laws, rules or regulations.

                          (d)  The Landlord shall for the purposes of
                               sub-clause (c) aforesaid acquaint the Tenant with the terms, covenants, conditions and stipulations of the lease or sublease between the Landlord and Jurong Town Corporation and any variations or amendments thereto.

                          (e) In the event that the Jurong Town Corporation at any time before the expiry of the term hereby created gives three (3) months' notice in writing requiring that this Lease be terminated or becomes entitled to and re-enters the Landlord's premises or any part thereof in the name of the whole this Lease shall upon the expiry of the said notice or upon the said re-entry absolutely determine without prejudice to any rights and/or remedies which have accrued to either party against the other under this Agreement and without the Jurong Town Corporation being liable for any inconvenience, loss, damages, compensation, costs or expenses whatsoever.

                          (f) The Tenant shall at his own cost and expense and subject to the prior approval in writing of the Jurong Town Corporation and the relevant Government authorities provide suitable and proper foundation for all machinery, equipment and installations in connection with the approved usage at the Demised Premises. The Jurong Town Corporation shall not be liable for any loss, damage or inconvenience that the Tenant may suffer in connection with any defects caused to the ground/production floor slabs or apron slabs by overloading and any subsidence or cracking of the ground/production floor slabs, aprons, drains and driveways of the production floor slabs, aprons, drains and driveways of the Demised Premises or from other defects inherent or otherwise in the Demised Premises.

Interpretation    (15)    In the interpretation of this Lease
                          except to the extent that such interpretation shall be excluded by or repugnant to the context when used herein :-

                          (a) "the Landlord" shall include the person for the time being entitled to the reversion immediately expectant upon the term hereby created ;

                          (b) "the Tenant" shall include, if the Tenant is an individual, his personal representatives and permitted assigns, or if the Tenant is a company, its permitted assigns and successors in title ;

                          (c)  "person" shall be deemed to include a
                               corporation.

                          (d) "Estate" means the land on which the Building is erected.

                          (e) words importing the singular or plural number shall be deemed to include the plural or singular number respectively and words importing the masculine gender shall include the feminine or neuter gender and vice versa as the case may require ; and

                          (f) where two or more persons are included in the term "the Tenant" all covenants, agreements, terms, conditions and restrictions shall be binding on them jointly and each of them severally and shall also be binding on their personal representatives and permitted assigns respectively jointly and severally.


Marginal          (16)    The marginal notes appearing in this Lease are
notes                     inserted only as a matter of convenience and in no way
                          define, limit, construe or described the scope or intent of the sections or clauses of this Lease, nor in any way affect this Lease.

              5.    SPECIAL PROVISO

              Upon the written request of the Tenant made not less than three (3) calendar months before the expiration of the term hereby created and if the Tenant shall have strictly and timeously performed and observed all covenants undertakings and stipulations herein contained and on its part to be performed and observed up to the termination of the Tenancy hereby created the Landlord at the option of the Tenant shall grant to the Tenant a tenancy of the premises for a further term of two (2) years from the expiration of the term hereby created at a rent mutually agreed between the Landlord and Tenant to be in line with the prevailing market rent but otherwise containing the like covenants and conditions as are herein contained excluding this proviso for renewal.

           THE FIRST SCHEDULE ABOVE REFERRED TO

     ALL THAT part particularly delineated in red in the plan annexed hereto on the fourth story of the building (the "Building") known as 'GTW' Building erected on private Lot A 13512 forming part of Government Survey Lot No 4726 MK 23 Paya Lebar and estimated to contain an area of 17,000 sq. feet and which said unit is officially known as #04-01 GTW Building, No. 11 Tai Seng Drive, Singapore.

           THE SECOND SCHEDULE ABOVE REFERRED TO

===================================================================
                                              Maximum Permissible
                                             Superimposed or Live
  Storey                  Approved Use           Load (KN/m2)
-------------------------------------------------------------------
1st       Loading/Unloading/Showroom                     20 KN/m2

          Water Tank / Pump Room                         20 KN/m2

          Transformer Room                               16 KN/m2

          Sprinkler Control Room & MDF Room /

          Bin Centre                                    7.5 KN/m2

          Consumer Switch Room                          5.0 KN/m2

          Staircase / Lift Lobby                          4 KN/m2

          Toilets                                         2 KN/m2

          Warehouse                                      20 KN/m2
2nd to
6th
          Staircase / Lift Lobby                        4.0 KN/m2

          Toilets                                       2.0 KN/m2

Roof        Roof                                        1.5 KN/m2

          Generator Room / Sprinkler Pump Room          7.5 KN/m2

          Upper Roof                                   0.75 KN/m2

===================================================================

     AS WITNESS the hands of the parties hereto the day and year first above written.



SIGNED by                       )
for and on behalf of the        )
Landlord in the presence of:-   )










SIGNED by                    )
for and on behalf of the     )
Tenant in the presence of :- )

DATED THE                            DAY OF                                1997






                      *************************************


                               LEASE AGREEMENT FOR

                               #04-01 GTW BUILDING

                              NO. 11 TAI SENG ROAD

                                    SINGAPORE

                      *************************************







                                M/S B.T. TAN & CO
                             ADVOCATES & SOLICITORS
                                    SINGAPORE
                             (REF : TBT.BH.495.978)